UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 2, 2017
Date of Report
(Date of earliest event reported)

Cardinal Health, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017
(Address of principal executive offices) (Zip Code)

(614) 757-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02: Results of Operations and Financial Condition
On August 2, 2017, Cardinal Health, Inc. (the "Company") issued a news release announcing its results for the quarter and fiscal year ended June 30, 2017. A copy of the news release is included as Exhibit 99.1 to this report.
Item 7.01: Regulation FD Disclosure
During a webcast scheduled to be held at 8:30 a.m. Eastern time on August 2, 2017, the Company's Chairman & Chief Executive Officer and Chief Financial Officer will discuss the Company's results for the fourth-quarter and fiscal year ended June 30, 2017 and outlook for the fiscal year ending June 30, 2018. The slide presentation for the webcast will be available on the Investors page at ir.cardinalhealth.com. An audio replay of the webcast also will be available on the Investors page at ir.cardinalhealth.com.
Item 9.01: Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	News release issued by the Company on August 2, 2017 announcing fourth-quarter and fiscal year results.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date:	August 2, 2017	By:	/s/ Michael C. Kaufmann
Michael C. Kaufmann
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description
99.1	News release issued by the Company on August 2, 2017 announcing fourth-quarter and fiscal year results.

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